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                                                                Exhibit 23(a)

                                    ARTHUR
                                   ANDERSEN

                                                          ---------------------
                                                          Arthur Andersen LLP

                                                          ---------------------
                                                          Suite 1800
                                                          200 Public Square
                                                          Cleveland OH 44114
                                                          216 781 2140


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 23, 1996 included and incorporated by reference in The Standard Products Company's Form 10-K for the year ended June 30, 1996 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio
February 6, 1997.